UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 19, 2021
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Integer Holdings Corporation (the “Company”) held on Wednesday, May 19, 2021, the Company’s stockholders approved the Integer Holdings Corporation 2021 Omnibus Incentive Plan (the “2021 Plan”). The 2021 Plan had previously been approved by the Company’s Board of Directors, subject to stockholder approval.
The 2021 Plan provides for grants of stock options (both nonqualified and incentive stock options), stock appreciation rights, restricted stock units, performance awards, dividend equivalents and other cash- and stock-based awards to the Company’s employees and non-employee directors.
The principal features of the 2021 Plan are described in detail under “Proposal 4 –Approve the adoption of the Integer Holdings Corporation 2021 Omnibus Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on April 5, 2021 (the “Proxy Statement”). The description of the principal features of the 2021 Plan included in the Proxy Statement is incorporated by reference in this Current Report on Form 8-K.
The foregoing description of the principal features of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The stockholders of the Company voted on the following items at the Annual Meeting, and the tables reflects the tabulation of the votes with respect to each proposal:
Proposal 1: To elect 12 directors for a one-year term until their successors have been elected and qualified:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Sheila Antrum	31,059,943	17,670	715,316
Pamela G. Bailey	29,469,198	1,608,415	715,316
Cheryl C. Capps	31,061,143	16,470	715,316
Joseph W. Dziedzic	31,055,280	22,333	715,316
James F. Hinrichs	30,637,430	440,183	715,316
Jean Hobby	31,052,601	25,012	715,316
Tyrone Jeffers	31,060,360	17,253	715,316
M. Craig Maxwell	31,061,348	16,265	715,316
Filippo Passerini	30,796,155	281,458	715,316
Bill R. Sanford	29,582,804	1,494,809	715,316
Donald J. Spence	30,956,020	121,593	715,316
William B. Summers, Jr.	29,587,653	1,489,960	715,316
Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Integer Holdings Corporation for fiscal year 2021:

FOR:	30,557,910
AGAINST:	1,232,590
ABSTAINED:	2,429
Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

FOR:	30,081,333
AGAINST:	976,609
ABSTAINED:	19,671
Broker NON-VOTE:	715,316

Proposal 4: To approve the adoption of the Integer Holdings Corporation 2021 Omnibus Incentive Plan:

FOR:	30,176,084
AGAINST:	897,150
ABSTAINED:	4,379
Broker NON-VOTE:	715,316
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Integer Holdings Corporation 2021 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 19, 2021	INTEGER HOLDINGS CORPORATION

		By:	/s/ Elizabeth K. Giddens
Elizabeth K. Giddens
Senior Vice President,
General Counsel & Corporate Secretary